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Exhibit 1.3

PRUDENTIAL FINANCIAL, INC.

Common Stock

Underwriting Agreement

[Date]

Ladies and Gentlemen:

        From time to time Prudential Financial, Inc., a New Jersey corporation (the "Company"), proposes to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the number of shares specified therein) the number of shares of its common stock, par value $0.01 per share (the "Shares") specified in Schedule II to such Pricing Agreement (the "Firm Shares"). If specified in such Pricing Agreement, the Company may grant to the Underwriters the right to purchase at their election an additional number of Shares, specified in such Pricing Agreement as provided in Section 3 hereof (the "Optional Shares"). The Firm Shares and the Optional Shares, if any, which the Underwriters elect to purchase pursuant to Section 3 hereof are herein collectively called the "Designated Shares."

        The terms of any particular issuance of Shares shall be as specified in the Pricing Agreement relating thereto.

        1.    Particular sales of the Designated Shares may be made from time to time to the Underwriters of such Shares, for whom the firms designated as representatives of the Underwriters of such Designated Shares in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to an Underwriter or Underwriters who act without any firm being designated as its or their representatives. This Underwriting Agreement shall not be construed as an obligation of the Company to sell any of the Designated Shares or as an obligation of any of the Underwriters to purchase the Designated Shares. The obligation of the Company to issue and sell any of the Designated Shares and the obligation of any of the Underwriters to purchase any of the Designated Shares shall be evidenced by the Pricing Agreement with respect to the Designated Shares specified therein. Each Pricing Agreement shall specify the aggregate number of the Firm Shares, the maximum number of Optional Shares, if any, the public offering price of such Designated Shares, the purchase price to the Underwriters of such Designated Shares, the names of the Underwriters of such Designated Shares, the names of the Representatives of such Underwriters and the number of such Designated Shares to be purchased by each Underwriter and shall set forth the date, time and manner of delivery of such Designated Shares and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the registration statement and prospectus with respect thereto) the terms of such Designated Shares. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of facsimile communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

        2.    The Company represents and warrants to, and agrees with, each of the Underwriters that:

          (a)  A registration statement on Form S-3 (File No. 333-    •    ) (the "Initial Registration Statement") in respect of the Designated Shares has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives, and, excluding exhibits thereto but including all documents incorporated by reference in the prospectus included in the latest registration statement, have been declared effective by the Commission in such form; other than any registration statement increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, no other document with respect to the Initial Registration Statement or documents incorporated by reference therein has heretofore been filed or transmitted for filing with the Commission (other than prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the

  Commission under the Act and documents incorporated by reference after the effective date of the Initial Registration Statement); and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto, or any Rule 462(b) Registration Statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission; any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) under the Act is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement, any post-effective amendment thereto, and any Rule 462(b) Registration Statement, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the Initial Registration Statement, at the time such part of the Initial Registration Statement became effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of any Rule 462(b) Registration Statement became or hereafter becomes effective, are hereinafter called the "Registration Statement"; the prospectus relating to the Registration Statement, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of the applicable Pricing Agreement, being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Initial Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Sections 13(a) or 15(d) of the Exchange Act after the effective date of the Initial Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to and include the Prospectus as amended or supplemented in relation to the Designated Shares to be sold pursuant to the applicable Pricing Agreement, in the form filed or transmitted for filing with the Commission pursuant to Rule 424(b) under the Act and in accordance with Section 5(a) hereof (including any documents incorporated by reference therein as of the date of such filing);

          (b)  Each document incorporated by reference in the Registration Statement and the Prospectus, as such document may have been amended as of the date of the applicable Pricing Agreement, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder;

          (c)  The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date of the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Shares through the Representatives expressly for use in the Prospectus as amended or supplemented to relate to a particular issuance of Shares;

          (d)  Neither the Company nor The Prudential Insurance Company of America, a New Jersey stock life insurance company (the "Principal Subsidiary"), has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business that is, individually or in the aggregate, material to the Company, the Principal Subsidiary and their subsidiaries, considered as a whole, from fire, explosion, flood or other calamity, whether or not covered by insurance (excluding, for the avoidance of doubt, any insurance underwriting losses of the Principal Subsidiary or its subsidiaries), or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material decrease in the capital or surplus of the Principal Subsidiary, any material decrease in the capital stock of the Company or any material increase in the consolidated long-term debt of the Company or the Principal Subsidiary or any Material Adverse Effect (as defined below), or any development involving a prospective Material Adverse Effect, otherwise than as set forth or contemplated in the Prospectus;

          (e)  The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of New Jersey, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, except to the extent that the failure to be so qualified would not have, individually or in the aggregate, a material adverse effect on the business, management, financial position, shareholders' equity or results of operations (in each case considered on a U.S. generally accepted principles ("GAAP") basis) of the Company, the Principal Subsidiary and their subsidiaries, considered as a whole (a "Material Adverse Effect"); and the Principal Subsidiary has been duly incorporated and is validly existing as a stock life insurance company in good standing under the laws of the State of New Jersey, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, except to the extent that the failure to be so qualified would not have, individually or in the aggregate, a Material Adverse Effect;

          (f)    The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable;

          (g)  The Designated Shares have been duly authorized by the Company, and, when the Designated Shares are issued and delivered pursuant to this Agreement and the Pricing Agreement with respect to such Designated Shares, and, in the case of any Optional Shares, pursuant to Overallotment Options (as defined in Section 3 hereof) with respect to such Shares, such Designated Shares will have been validly issued and delivered and will be fully paid and non-assessable; the Designated Shares will conform, in all material respects, to the descriptions thereof contained in the Prospectus as amended or supplemented with respect to such Designated Shares and the issuance of the Designated Shares is not subject to any pre-emptive or other similar right;

          (h)  The issue and sale of the Designated Shares, the compliance by the Company with all of the provisions of this Agreement and the applicable Pricing Agreement with respect to the Designated Shares and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company, the Principal Subsidiary or any of their subsidiaries is a party or by which the Company, the Principal Subsidiary or any of their subsidiaries is bound or to which any of the property or assets of the Company, the Principal Subsidiary or any of their subsidiaries is subject, except where such conflict, breach, violation or default would not have, individually or in the aggregate, a Material Adverse Effect; nor will such action result in any violation of the provisions of the Amended and Restated Certificate of Incorporation or By-laws of the Company or the Principal Subsidiary's Amended and Restated Charter and By-laws or the organizational documents of any of their subsidiaries or any statute or any order, rule or regulation of any court or insurance regulatory agency or other governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, except where such violation would not have, individually or in the aggregate, a Material Adverse Effect; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Designated Shares or the consummation by the Company of the transactions contemplated by this Agreement or any Pricing Agreement, except (i) such as have been, or will have been prior to each Time of Delivery (as defined in Section 4 hereof), obtained under the Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Shares by the Underwriters and (ii) where the failure to obtain such consent, approval, authorization, order, registration or qualification would not have, individually or in the aggregate, a Material Adverse Effect;

          (i)    Other than as set forth in the Prospectus, as amended or supplemented, and other than litigation (none of which is reasonably likely to be material) incidental to the kinds of business conducted by the Company and its subsidiaries, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party, or of which any property of the Company or any of its subsidiaries is the subject, which, if determined adversely to the Company or any of its subsidiaries, would, individually or in the aggregate (after giving effect to any applicable insurance, reinsurance or reserves therefor) be reasonably likely to have a Material Adverse Effect; and, to the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

          (j)    The Company is not and, after giving effect to each offering and sale of the Designated Shares will not be, an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

          (k)  Immediately after any sale of Designated Shares by the Company hereunder or under any Pricing Agreement or under any Overallotment Option, the aggregate offering price of any Designated Shares which shall have been issued and sold by the Company hereunder or under any Pricing Agreement and of any debt securities, shares of common stock and other securities of the Company (other than such Designated Shares) registered pursuant to the Registration Statement that shall have been issued and sold does not exceed the maximum aggregate offering price for such shares of common stock, debt securities and other securities of the Company registered pursuant the Registration Statement; and

          (l)    There are no contracts or other documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which are not described or filed as required by the Act and the rules and regulations of the Commission thereunder.

        3.    (a)    Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price set forth in Schedule II to the applicable Pricing Agreement the number of the Designated Shares set forth opposite such Underwriter's name in Schedule I to the applicable Pricing Agreement.

          (b)  The Company may specify in the Pricing Agreement applicable to any Designated Shares that the Company thereby grants to the Underwriters the right (an "Overallotment Option") to purchase at their election up to the number of Optional Shares set forth in such Pricing Agreement, on the terms set forth in the Pricing Agreement, for the purpose of covering over-allotments in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised by written notice from the Representatives to the Company, given within a period specified in the Pricing Agreement, setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by the Representatives but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless the Representatives and the Company otherwise agree in writing, earlier than or later than the respective number of business days after the date of such notice set forth in such Pricing Agreement. The number of Optional Shares to be added to the number of Firm Shares to be purchased by each Underwriter as set forth in Schedule I to the Pricing Agreement applicable to such Designated Shares shall be, in each case, the number of Optional Shares which the Company has been advised by the Representatives have been attributed to such Underwriter; provided that, if the Company has not been so advised, the number of Optional Shares to be so added shall be, in each case, that proportion of Optional Shares which the number of Firm Shares to be purchased by such Underwriter under such Pricing Agreement bears to the aggregate number of Firm Shares (rounded as the Representatives may determine to the nearest 100 shares). The total number of Designated Shares to be purchased by all the Underwriters pursuant to such Pricing Agreement shall be the aggregate number of Firm Shares set forth in Schedule I to such Pricing Agreement plus the aggregate number of Optional Shares which the Underwriters elect to purchase.

        4.    The certificates for the Firm Shares and the Optional Shares to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in such denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Company to the Representatives at least forty-eight hours in advance; (i) with respect to the Firm Shares, all in the manner and at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the "First Time of Delivery" for such Underwriters' Shares; and (ii) with respect to the Optional Shares, if any, in the manner and at the time and date as the Representatives in the written notice given by the Representatives of the Underwriters' election to purchase such Optional Shares, or at such other time and date as the Representatives and the Company may agree upon in writing, such time and date, if not the First Time of Delivery, herein called the "Second Time of Delivery." Each such time and date for delivery is herein called a "Time of Delivery."

        5.    The Company agrees with each of the Underwriters of any Designated Shares:

          (a)  To prepare the Prospectus as amended or supplemented in relation to the Designated Shares in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the Designated Shares or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to the Designated Shares and prior to each Time of Delivery for such Designated Shares, if such further amendment or supplement shall be disapproved by the Representatives for such Designated Shares promptly after reasonable notice thereof; to advise the Representatives promptly after it receives notice thereof, of any such amendment or supplement after each Time of Delivery and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Designated Shares, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Designated Shares, of the suspension of the qualification of such Designated Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Designated Shares or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

          (b)  Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Designated Shares for offering and sale under the securities laws of such jurisdictions as the Representatives may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Designated Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

          (c)  To furnish the Underwriters with copies of the Prospectus as amended or supplemented in New York City in such quantities as the Representatives may from time to time reasonably request; provided, however, that if the delivery of a prospectus is required at any time in connection with the offering or sale of the Designated Shares and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus was delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; provided that in case any Underwriter is required to deliver a prospectus in connection with sales of Designated Shares at any time nine months or more after each Time of Delivery with respect to such Designated Shares, upon the request of the Representatives but at the expense of such Underwriter, the Company agrees to prepare and deliver to such Underwriter as many copies as the Representatives may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

          (d)  To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including at the option of the Company, Rule 158 of the Act);

          (e)  During the period beginning from the date of the Pricing Agreement for such Designated Shares and continuing to and including the earlier of (i) the termination of trading restrictions on such Designated Shares, as notified to the Company by the Representatives and (ii) each Time of Delivery for such Designated Shares, not to offer, sell, contract to sell or otherwise dispose of any equity securities of the Company that are substantially similar to such Designated Shares, without the prior written consent of the Representatives;

          (f)    If the Company elects to rely upon Rule 462(b) under the Act, the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act; and

          (g)  To use its best efforts to list, subject to notice of issuance, the Designated Shares on the New York Stock Exchange, Inc. (the "Exchange").

        6.    The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Designated Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and (except as otherwise provided in Section 5(c) hereof) amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, any Blue Sky and Legal Investment Memoranda, closing documents (including compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Designated Shares; (iii) all reasonable expenses in connection with the qualification of the Designated Shares for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and Legal Investment Surveys; (iv) any filing fees incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Designated Shares; and (v) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Designated Shares by them, and any advertising expenses connected with any offers they may make.

        7.    The obligations of the Underwriters of any Designated Shares under the Pricing Agreement as to the Designated Shares to be delivered at each Time of Delivery shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company in or incorporated by reference in the Pricing Agreement relating to such Designated Shares are, at and as of such Time of Delivery for such Designated Shares, true and correct in all material respects, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

          (a)  The Prospectus as amended or supplemented in relation to the applicable Designated Shares shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of the applicable Pricing Agreement; no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

          (b)  Counsel for the Underwriters shall have furnished to the Representatives such written opinion or opinions, dated such Time of Delivery for such Designated Shares, with respect to the validity of the Designated Shares, the Registration Statement, the Prospectus as amended or supplemented and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (c)                          , corporate counsel for the Company and for the Principal Subsidiary shall have furnished to the Representatives his written opinion, dated such Time of Delivery for such Designated Shares, to the effect that:

            (i)    The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of New Jersey;

            (ii)  The Principal Subsidiary has been duly organized and is an existing stock life insurance company in good standing under the laws of the State of New Jersey;

            (iii)  Each of the Company and the Principal Subsidiary has power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, as amended or supplemented;

            (iv)  This Agreement and the Pricing Agreement with respect to the Designated Shares have been duly authorized, executed and delivered by the Company;

            (v)  The Designated Shares delivered on such Time of Delivery have been duly authorized and validly issued and are fully paid and non-assessable;

            (vi)  The issue and sale of the Designated Shares being delivered at such Time of Delivery, the compliance by the Company with all of the provisions of this Agreement and the applicable Pricing Agreement with respect to the Designated Shares and the consummation of the transactions herein and therein contemplated will not (A) result in a default under or breach of any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company, the Principal Subsidiary or any of their respective subsidiaries is a party or by which the Company, the Principal Subsidiary or any of their respective subsidiaries is bound or to which any of the property or assets of the Company, the Principal Subsidiary or any of their respective subsidiaries is subject, except to the extent that such defaults or breaches would not have, individually or in the aggregate, a Material Adverse Effect, (B) violate the Company's Amended and Restated Certificate of Incorporation or By-Laws, the Principal Subsidiary's Amended and Restated Charter or By-Laws or (C) violate any order of any court or insurance regulatory agency or other governmental agency or body of the United States or any state of the United States known to such counsel having jurisdiction over the Company or the Principal Subsidiary or any of their respective subsidiaries, except to the extent that such a violation would not have, individually or in the aggregate, a Material Adverse Effect; provided, however, that, for purposes of this opinion, such counsel does not express any opinion with respect to Federal and state securities laws, other antifraud laws and fraudulent transfer laws;

            (vii)   Such counsel does not know of any litigation or governmental proceeding instituted or threatened against the Company or any of its consolidated subsidiaries that would be required to be described in the Prospectus, as amended or supplemented, and is not so described; and, to such counsel's knowledge, no legal or governmental proceeding is pending or is currently being threatened challenging the offering of the Designated Shares by the Underwriters that would be required to be described in the Prospectus, as amended or supplemented, and is not so described;

            (viii)  No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Designated Shares or the consummation by the Company of the transactions contemplated by this Agreement or any applicable Pricing Agreement, except such as have been obtained under the Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Shares by the Underwriters;

            (ix)  Such counsel does not know of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus, as amended or supplemented, which are not filed or described as required;

            (x)  To such counsel's knowledge, the issuance of the Designated Shares is not subject to pre-emptive or similar rights.

            In rendering such opinion, such counsel may state that such counsel expresses no opinion as to the laws of any jurisdiction other than the Federal laws of the United States and the laws of the State of New York; that, insofar as such opinion involves factual matters, such counsel has relied upon certificates of officers of the Company and its subsidiaries and certificates of public officials and other sources believed by such counsel to be responsible; and that the certificates for the Designated Shares conform to the specimen thereof examined by such counsel (or members of the Company's legal department acting under such counsel's supervision), that the signatures on all documents examined by such counsel (or members of the Company's legal department acting under such counsel's supervision) are genuine

    (assumptions that such counsel has not independently verified). In addition, such counsel may state that such counsel has examined, or has caused members of the Company's legal department to examine, such corporate and partnership records, certificates and other documents, and such questions of law, as such counsel has considered necessary or appropriate for the purposes of such opinion.

            Such counsel may also state that to the extent the opinions in clauses (i), (ii), (iv), (v) and (vi) of this Section 7(c) involve New Jersey law, such counsel has relied with your permission on the opinion of counsel admitted to practice in New Jersey, addressed to the Underwriters.

            Such counsel shall also state that the Registration Statement, as of its effective date, and the Prospectus, as amended or supplemented, as of the date of the applicable Pricing Agreement, appeared on their face to be appropriately responsive in all material respects to the requirements of the Act and the applicable rules and regulations of the Commission thereunder and that nothing that came to such counsel's attention in the course of the Company's review has caused such counsel to believe that the Registration Statement, as of its effective date or as of such Time of Delivery, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as amended or supplemented, as of the date of the applicable Pricing Agreement or as of such Time of Delivery, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel may also state that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, as amended or supplemented. Such counsel may state that he does not express any opinion or belief as to the financial statements or other financial data contained in the Registration Statement or the Prospectus, as amended or supplemented.

          (d)  On the date of the Pricing Agreement for such Designated Shares and at such Time of Delivery for such Designated Shares, the independent accountants of the Company who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to the Representatives a letter or letters, dated the effective date of the Registration Statement or the date of the most recent report filed with the Commission containing financial statements and incorporated by reference in the Registration Statement, if the date of such report is later than such effective date, and a letter or letters dated such Time of Delivery, respectively, and as to such matters as the Representatives may reasonably request and in form and substance reasonably satisfactory to the Representatives;

          (e)  (i) Neither the Company nor the Principal Subsidiary shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business that is, individually or in the aggregate, material to the Company, the Principal Subsidiary and their subsidiaries, considered as a whole, from fire, explosion, flood or other calamity, whether or not covered by insurance (excluding, for the avoidance of doubt, any insurance underwriting losses of the Principal Subsidiary or its subsidiaries), or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and (ii) since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been any material decrease in the capital or surplus of the Principal Subsidiary, any material decrease in the capital stock of the Company or any material increase in the consolidated long-term debt of the Company or the Principal Subsidiary or any Material Adverse Effect, or any development involving a prospective Material Adverse Effect, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented prior to the date of the Pricing

  Agreement relative to the Designated Shares, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Shares on the terms and in the manner contemplated in the Prospectus as first amended or supplemented relating to the Designated Shares;

          (f)    On or after the date of the Pricing Agreement relating to the Designated Shares (i) no downgrading shall have occurred in the rating accorded any debt security of the Company or the Principal Subsidiary's financial strength or claims paying ability by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act and (ii) other than as disclosed in the Prospectus as amended or supplemented, no such organization shall have publicly announced or otherwise given notice to the Company that it has under surveillance, review or watch, with possible negative implications, its rating of any debt security of the Company or the financial strength or the claims paying ability of the Principal Subsidiary;

          (g)  On or after the date of the Pricing Agreement relating to the Designated Shares there shall not have occurred any of the following: (i) a change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of the Representatives, make it impracticable or inadvisable to proceed with the public offering or delivery of the Designated Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus; (ii) a suspension or material limitation in trading in securities generally on the Exchange; (iii) a suspension or material limitation in trading in the Company's securities on the Exchange; (iv) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking, or securities, settlement or clearance services in the United States; or (v) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or the occurrence of any other calamity or crisis, if the effect of any such event specified in this clause (v) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Shares on the terms and in the manner contemplated in the Prospectus as first amended or supplemented relating to the Designated Shares; and

          (h)  The Company shall have furnished or caused to be furnished to the Representatives at each Time of Delivery for the Designated Shares a certificate or certificates of officers of the Company satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (e) of this Section and as to such other matters as the Representatives may reasonably request.

        8.    (a)    The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Designated Shares, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Designated Shares, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter of Designated Shares through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Designated Shares; and provided, further, that the Company shall not be liable to any Underwriter under the indemnity agreement in this subsection (a) with respect to any Preliminary Prospectus to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact such Underwriter sold Designated Shares to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference) or of the Prospectus as then amended or supplemented (excluding documents incorporated by reference) in any case where such delivery is required by the Act if the Company has previously furnished copies thereof to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus which was corrected in the Prospectus (or the Prospectus as amended or supplemented).

          (b)  Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Designated Shares, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Designated Shares, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

          (c)  Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

          (d)  If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters of the Designated Shares on the other from the offering of the Designated Shares to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters of the Designated Shares on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Shares in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Designated Shares and not joint.

          (e)  The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

        9.    (a)    If any Underwriter shall default in its obligation to purchase the Firm Shares or Optional Shares which it has agreed to purchase under the Pricing Agreement relating to such Designated Shares, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Firm Shares or Optional Shares, as the case may be, on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Designated Shares, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Designated Shares on such terms. In the event that, within the respective prescribed periods, the Representatives notify the Company that they have so arranged for the purchase of such Designated Shares, or the Company notifies the Representatives that it has so arranged for the purchase of such Designated Shares, the Representatives or the Company shall have the right to postpone such Time of Delivery for such Designated Shares for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Shares.

          (b)  If, after giving effect to any arrangements for the purchase of the Firm Shares or Optional Shares, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives or the Company as provided in subsection (a) above, the aggregate number of such Designated Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of the Designated Shares, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Designated Shares which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Shares and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Designated Shares which such Underwriter agreed to purchase under such Pricing

  Agreement) of the Designated Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

          (c)  If, after giving effect to any arrangements for the purchase of the Firm Shares or Optional Shares, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives or the Company as provided in subsection (a) above, the aggregate number of Designated Shares which remains unpurchased exceeds one-eleventh of the aggregate number of the Designated Shares, as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Designated Shares of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Designated Shares shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

        10.  The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Designated Shares.

        11.  If any Pricing Agreement shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Underwriter with respect to the Designated Shares covered by such Pricing Agreement except as provided in Section 6 and Section 8 hereof; but, if for any other reason Designated Shares are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Shares, but the Company shall then be under no further liability to any Underwriter with respect to such Designated Shares except as provided in Section 6 and Section 8 hereof.

        12.  (a)    In all dealings hereunder, the Representatives of the Underwriters of Designated Shares shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice, waiver or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

          (b)  All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement: Attention:                        ; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

        13.  This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Section 8 and Section 10 hereof, the officers and directors of the Company and each person who controls the Company or any

Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Designated Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

        14.  Time shall be of the essence of this Agreement and each Pricing Agreement. As used herein, "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

        15.  This Agreement and each Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its principles of conflicts of law.

        16.  This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

        If the foregoing is in accordance with your understanding, please sign and return to us four counterparts hereof.

Very truly yours,
PRUDENTIAL FINANCIAL, INC.
By:
Name: Title:
Accepted as of the date hereof:
[UNDERWRITERS]
BY: [REPRESENTATIVES]
By:
Name: Title:
On behalf of each of the Underwriters

ANNEX I

PRICING AGREEMENT

[UNDERWRITERS]
        As Representatives of the several
                Underwriters named in Schedule I hereto,
[ADDRESS]

        [DATE]

        Ladies and Gentlemen:

        Prudential Financial, Inc., a New Jersey corporation (the "Company"), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated [                        ], 200[•] (the "Underwriting Agreement"), between the Company on the one hand and [UNDERWRITERS] on the other hand, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the shares of common stock, par value $0.01 per share, of the Company specified in Schedule II hereto (the "Designated Shares"). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Shares which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Shares pursuant to Section 12 of the Underwriting Agreement and the address of the Representatives referred to in such Section 12 are set forth at the end of Schedule II hereto.

        An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Shares, in the form heretofore delivered to you is now proposed to be filed with the Commission.

        Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, [a] the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the number of Designated Shares set forth opposite the name of such Underwriter in Schedule I hereto[, and, (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares, as provided below, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company at the purchase price to the Underwriters set forth in Schedule II hereto that portion of the number of Optional Shares as to which such election shall have been exercised].

        [The Company hereby grants to each of the Underwriters the right to purchase at their election up to the number of Optional Shares set forth opposite the name of such Underwriter in Schedule I hereto on the terms referred to in the paragraph above for the sole purpose of covering overallotments in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised by written notice from the Representatives to the Company given within a period of 30 calendar days after the date of this Pricing Agreement, setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by the

Representatives, but in no event earlier than the First Time of Delivery or, unless the Representatives and the Company otherwise agree in writing, no earlier than two or later than ten business days after the date of such notice].

        If the foregoing is in accordance with your understanding, please sign and return to us [    ] counterparts hereof [(one for the issuer and each of the Representatives plus one for each Counsel)], and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

Very truly yours,
PRUDENTIAL FINANCIAL, INC.
By:
Name: Title:
Accepted as of the date hereof:
[UNDERWRITERS]
BY:	[REPRESENTATIVES]
By:
Name: Title:
On behalf of each of the Underwriters

2

SCHEDULE I

Underwriter	Number of Firm Shares to be Purchased	Number of Optional Shares to be Purchased
[UNDERWRITER]
[UNDERWRITER]
[UNDERWRITER]

Total

1

SCHEDULE II

Number of Designated Shares:

        Number of Firm Shares:

        Maximum Number of Optional Shares:

Initial Offering Price to Public:

        [$[•] per Share] [Formula]

Purchase Price by Underwriters:

        [$[•] per Share] [Formula]

[Commission Payable to Underwriters:

        $[•] per Share in [specify same form of funds as in Specified Funds below]]

Specified funds for payment of purchase price:

        Federal (same day) funds

        [Describe any blackout provisions with respect to the Designated Shares]

Time of Delivery:

        [            ] a.m. (New York City time), [                        ], 200[•]

Closing location for delivery of Designated Shares:

Names and addresses of Representatives:

        Designated Representatives:

        Address for Notices, etc.:

[Other Terms]:

1

QuickLinks

  Exhibit 1.3
  ANNEX I
PRICING AGREEMENT
SCHEDULE I
SCHEDULE II